Exhibit 99.1

TRxADE HEALTH, INC. to Participate in the 2022 Virtual Growth Conference

Presented by Maxim Group LLC and hosted by M-Vest on

March 28th – 30th from 9:00 a.m. - 5:00 p.m. EDT

TAMPA, FL, March 15, 2022 / TRxADE HEALTH, INC. (NASDAQ:MEDS), is a health services IT company focused on digitalizing the retail pharmacy experience by optimizing drug procurement, the prescription journey and patient engagement in the U.S., announced today that Company CEO Suren Ajjarapu has been invited to present at the 2022 Virtual Growth Conference, presented by Maxim Group LLC and hosted by M-Vest, to be held March 28th - 30th from 9:00 a.m. - 5:00 p.m. EDT.

During this virtual conference, investors will hear from executives from a wide range of sectors including Biotech, Clean Energy, Electric Vehicles, Financial Services, Fintech & REITS, Gaming & Entertainment, Healthcare, Healthcare IT, Infrastructure, Shipping and Technology/ Media/Telecom. The conference will feature company presentations, fireside chats, roundtable discussions, and live Q&A with CEOs moderated by Maxim Research Analysts.

Information regarding the presentation, which will be live on M-Vest, is below:

Maxim Virtual Growth Conference – “Technology Improving Healthcare” panel
Format and Dates: Virtual, March 28-30, 2022
Presenters and Presentation Date/Time: Suren Ajjarapu, CEO, March 30 at 1:30 p.m. EDT
Register: https://m-vest.com/events/2022-virtual-growth-conference

About TRxADE HEALTH, INC.

TRxADE HEALTH (NASDAQ: MEDS) is a health services IT company focused on digitalizing the retail pharmacy experience by optimizing drug procurement, the prescription journey and patient engagement in the U.S. The Company operates the TRxADE drug procurement marketplace serving a total of 12,700+ members nationwide, fostering price transparency and under the Bonum Health brand, offering patient centric telehealth services. For more information on TRxADE HEALTH, please visit the Company’s IR website at investors.trxadegroup.com.

Forward-Looking Statements

This press release may contain forward-looking statements, including information about management’s view of TRxADE’s future expectations, plans and prospects, within the meaning of the federal securities laws, including the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. In particular, when used in the preceding discussion, the words “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions are intended to identify forward-looking statements. Any statements made in this news release other than those of historical fact, about an action, event or development, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, which may cause the results of TRxADE, its divisions and concepts to be materially different than those expressed or implied in such statements. These risks include risks relating to agreements with third parties, including Coborn’s; the planned benefits, expected users of, and projected revenues of our joint venture with Exchange Health; our operations not being profitable; the commercial viability of new business lines, applications, products and technologies, and the costs of such items; the Company’s stock repurchase program; the adoption of the Company’s product offerings; claims relating to alleged violations of intellectual property rights of others; our ability to monetize our technological solutions; technical problems with our websites, apps and products; risks relating to implementing our acquisition strategies; challenges to the pharmaceutical supply chain posted by the COVID-19 pandemic and related matters; our ability to manage our growth; negative effects on our operations associated with the opioid pain medication health crisis; regulatory and licensing requirement risks; risks related to changes in the U.S. healthcare environment; the status of our information systems, facilities and distribution networks; risks associated with the operations of our more established competitors; regulatory changes; new competitors which may have more resources than we do; increases in direct to consumer sales of drugs; healthcare fraud; COVID-19, governmental responses thereto, economic downturns and increased inflation and possible recessions caused thereby; changes in laws or regulations relating to our operations; privacy laws; system errors; dependence on current management; our growth strategy; dilution which may be caused by future offerings; our ability to raise funding in the future, as and if needed, and the terms of such funding; increased inflation; and others that are included from time to time in filings made by TRxADE with the Securities and Exchange Commission, including, but not limited to, in the “Risk Factors” sections in its Form 10-Ks and Form 10-Qs and in its Form 8-Ks, which it has filed, and files from time to time, with the U.S. Securities and Exchange Commission. These reports are available at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on TRxADE’s future results and/or could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements. The forward-looking statements included in this press release are made only as of the date hereof. TRxADE cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements

Investor Relations:

IR@trxade.com

Investors.trxadegroup.com